UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2020

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	–	–

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Nominations.

Power Solutions International, Inc. (the “Company”) has determined that the date of the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”) will be Tuesday, December 15, 2020, at 8:00 a.m. (Central Time). The record date for stockholders entitled to notice of and to vote at the Annual Meeting will be the close of business on Friday, October 16, 2020. The Annual Meeting will be held by remote communication, and information regarding the manner in which stockholders will be able to access, participate in and vote at the Annual Meeting will be set forth in the Company’s proxy statement.

In accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of the meeting details and providing new information with respect to the submission of (i) proposals intended to be included in the Company’s 2020 proxy statement under Rule 14a-8 under the Exchange Act and (ii) proposals submitted outside the processes of Rule 14a-8.

Because the Company did not hold an annual meeting in 2019, pursuant to Rule 14a-8 of the Exchange Act, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting must ensure that such proposal is received by the Company’s Interim Chief Financial Officer, Donald P. Klein, at 201 Mittel Drive, Wood Dale, IL 60191, on or before the close of business on October 19, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the Annual Meeting and must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

Additionally, a shareholder intending to submit a proposal outside the processes of Rule 14a-8 of the Exchange Act or to nominate persons for election to serve as a director of the Company, in each case in connection with the Annual Meeting, to be considered timely, must provide written notice of such proposal or nomination to the Company’s Interim Chief Financial Officer not later than the close of business on October 19, 2020, in order to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act in respect of the Annual Meeting. Such proposals or nominations must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: October 5, 2020	By:	/s/ Donald P. Klein

Name: Donald P. Klein

Title: Interim Chief Financial Officer